GPS FUNDS I

GuideMark® Large Cap Growth Fund
GuideMark® Large Cap Value Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund

Supplement dated July 31, 2015
to the Prospectus
dated July 31, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of GPS Funds I (the “Board”) has approved certain changes regarding the names, investment strategies, sub-advisors and benchmark indices of the above-listed series of GPS Funds I (each, a “Fund” and collectively, the “Funds”) that will become effective on or about October 1, 2015.  In connection with such changes, each Fund’s contractual investment management fee will be reduced effective October 1, 2015 to reflect a reduction in sub-advisory fees payable by AssetMark, Inc. (the “Advisor”) to each Fund’s sub-advisor.  The Advisor believes these modifications will provide investors and their portfolio strategists with greater divergence in investment opportunities across markets and will allow investors and their portfolio strategists to better implement their market views.  In addition, by transitioning the Funds’ strategies to a systematic factor-based investing approach, the Advisor believes it can provide investors with more attractive risk-adjusted investment options at a lower cost.  These changes are outlined below as they will apply to each Fund.  When these changes become effective, you will receive an amended Prospectus.

GuideMark® Large Cap Growth Fund (to become GuideMark® Emerging Markets Fund)

•	The Fund will be renamed GuideMark® Emerging Markets Fund.

•
In connection with the Fund’s name change, the Board has approved revisions to the Fund’s 80% investment policy relating to investments suggested by the Fund’s name (“Names Rule Policy”). The Fund’s Names Rule Policy, which currently provides that under normal circumstances, at least 80% of its assets will be invested in the securities of large capitalization companies, will be revised to provide, “Under normal circumstances, the Fund will invest at least 80% of its assets in securities and other instruments that provide exposure to emerging market countries.”

•
Goldman Sachs Asset Management, L.P. (“GSAM”) will replace Wellington Management Company, LLP (“Wellington”) as the sub-advisor to the Fund.  The Fund’s new portfolio managers will be Khalid (Kal) Ghayur, CFA, FSIP, Ronan G. Heaney and Stephen C. Platt, CFA.

•	The Fund’s contractual investment management fee will be reduced to reflect a reduction in the sub-advisory fee payable by the Advisor to the Fund’s sub-advisor.

•
The Fund will mainly invest in equity securities of issuers in emerging market countries.  The Fund’s investments in equity securities may include common stocks, real estate investment trusts (“REITs”), unit stocks, stapled securities, exchange-traded funds (“ETFs”) and preferred stocks of companies of any size capitalization, as well as depositary receipts, including American Depositary Receipts (“ADRs”) of foreign companies and Global Depositary Receipts (“GDRs”).  The Fund may also invest in fixed income securities that are considered to be cash equivalents, and may invest in certain types of derivative instruments (including futures, forwards, and other similar instruments) in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) hedge exposure to foreign currencies.  In managing the Fund, GSAM will utilize a rules-based methodology that will emphasize fundamentally-based stock selection, portfolio construction and efficient implementation.

•	The Fund’s primary benchmark index will be changed from the Russell 1000® Growth Index to the MSCI Emerging Markets Index.

GuideMark® Large Cap Value Fund (to become GuideMark® Large Cap Core Fund)

•	The Fund will be renamed GuideMark® Large Cap Core Fund.

•
GSAM will replace Barrow, Hanley, Mewhinney & Strauss, LLC as the sub-advisor to the Fund.  The Fund’s new portfolio managers will be Khalid (Kal) Ghayur, CFA, FSIP, Ronan G. Heaney and Stephen C. Platt, CFA.

•	The Fund’s contractual investment management fee will be reduced to reflect a reduction in the sub-advisory fee payable by the Advisor to the Fund’s sub-advisor.

•
The Fund will continue to invest, under normal circumstances, at least 80% of its assets in the securities of large capitalization companies.  The Fund may also invest in fixed income securities that are considered to be cash equivalents, and may invest in certain types of derivative instruments (including futures, forwards, and other similar instruments) in order to “equitize” cash balances by gaining exposure to relevant equity markets. In managing the Fund, GSAM will utilize a rules-based methodology that will emphasize fundamentally-based stock selection, portfolio construction and efficient implementation.

•	The Fund’s primary benchmark index will be changed from the Russell 1000® Value Index to the Russell 1000® Index.

GuideMark® Small/Mid Cap Core Fund

•	GSAM will replace Wellington as the sub-advisor to the Fund. The Fund’s new portfolio managers will be Khalid (Kal) Ghayur, CFA, FSIP, Ronan G. Heaney and Stephen C. Platt, CFA.

•	The Fund’s contractual investment management fee will be reduced to reflect a reduction in the sub-advisory fee payable by the Advisor to the Fund’s sub-advisor.

•	The Fund will continue to invest, under normal circumstances, at least 80% of its assets in the securities of small-to-medium capitalization companies. The Fund may also invest in fixed income securities that are considered to be cash equivalents, and may invest in certain types of derivative instruments (including futures, forwards, and other similar instruments) in order to “equitize” cash balances by gaining exposure to relevant equity markets. In managing the Fund, GSAM will utilize a rules-based methodology that will emphasize fundamentally-based stock selection, portfolio construction and efficient implementation.

GuideMark® World ex-US Fund

•	GSAM will replace Pyramis Global Advisors, LLC as the sub-advisor to the Fund. The Fund’s new portfolio managers will be Khalid (Kal) Ghayur, CFA, FSIP, Ronan G. Heaney and Stephen C. Platt, CFA.

•	The Fund’s contractual investment management fee will be reduced to reflect a reduction in the sub-advisory fee payable by the Advisor to the Fund’s sub-advisor.

•
The Fund will continue to invest, under normal circumstances, at least 80% of its assets in equity securities and will continue to invest primarily in equity securities incorporated or traded outside the United States. Generally, the Fund’s assets will be invested in securities of companies located in developed countries.  The Fund’s investments in equity securities may include common stocks, REITs, unit stocks, stapled securities, ETFs and preferred stocks of companies of any size capitalization, as well as depositary receipts, including ADRs of foreign companies and GDRs.  The Fund may also invest in fixed income securities that are considered to be cash equivalents, and may invest in certain types of derivative instruments (including futures, forwards, and other similar instruments) in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) hedge exposure to foreign currencies.  In managing the Fund, GSAM will utilize a rules-based methodology that will emphasize fundamentally-based stock selection, portfolio construction and efficient implementation.

•	The Fund’s primary benchmark index will be changed from the MSCI All Country World ex-US Index to the MSCI World ex-US Index.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

3